Exhibit 99.1

                                    AMENDMENT No. 3 AND AGREEMENT dated as of
                           December 21, 2004 (this "Amendment"), to the Credit
                           Agreement dated as of June 6, 2002 (as amended as of
                           December 4, 2002 and as amended and restated as of
                           June 6, 2003, and as further amended as of December
                           17, 2003 the "Credit Agreement"), among TriMas
                           Corporation, a Delaware corporation ("Holdings"),
                           TriMas Company LLC, a Delaware limited liability
                           company, (the "Parent Borrower"), the Subsidiary Term
                           Borrowers and the Foreign Subsidiary Borrowers (each,
                           as defined in the Credit Agreement) party thereto
                           (collectively, the "Borrowers"), the lenders from
                           time to time party thereto (the "Lenders"), JPMorgan
                           Chase Bank, as administrative agent and collateral
                           agent, CSFB Cayman Islands Branch, as syndication
                           agent, and Comerica Bank, National City Bank, and
                           Wachovia Bank, National Association, each as
                           documentation agent.

   A. Holdings and the Borrowers have requested that the Required Lenders agree to amend certain provisions of the Credit Agreement pursuant to the terms and subject to the conditions set forth herein.

   B. The Required Lenders are willing so to amend such provisions of the Credit
Agreement pursuant to the terms and subject to the conditions set forth herein.

   C. Capitalized terms used and not otherwise defined herein shall have the meanings assigned thereto in the Credit Agreement as amended hereby.

                  1. Amendment to Section 1.01. The definition of "Consolidated
EBITDA" in Section 1.01 is hereby amended by (a) deleting the text "and" at the end of clause (xvi) thereof and substituting "," therefor and (b) inserting "and
(xviii) any nonrecurring expenses or similar costs incurred during the fourth fiscal quarter of 2004 or fiscal year 2005 relating to the completion of cost savings initiatives, including restructuring and severance expenses related thereto, not to exceed in the aggregate $5,000,000" at the end of clause (xvii)
thereof and before the word "minus".

                  2. Amendment to Section 6.12. The relevant portion of the
table set forth in Section 6.12 is hereby amended and restated in its entirety as follows:

                                  Period                        Ratio
                                  ------                        -----
         Fourth Fiscal Quarter of 2004 to                    2.00 to 1.00
              Third Fiscal Quarter of 2005
         Fourth Fiscal Quarter of 2005                       2.10 to 1.00
         First Fiscal Quarter of 2006                        2.25 to 1.00
         Second Fiscal Quarter of 2006                       2.35 to 1.00
         Third Fiscal Quarter of 2006                        2.40 to 1.00
         Fourth Fiscal Quarter of 2006                       2.50 to 1.00

                  3. Amendment to Section 6.13. The relevant portion of the
table set forth in Section 6.13 is hereby amended and restated in its entirety as follows:

                                  Period                          Ratio
                                  ------                          -----
         Fourth Fiscal Quarter of 2004                         5.25 to 1.00

         First and Second Fiscal Quarters of 2005              5.50 to 1.00
         Third Fiscal Quarter of 2005                          5.25 to 1.00
         Fourth Fiscal Quarter of 2005 to                      5.00 to 1.00
              Second Fiscal Quarter of 2006
         Third Fiscal Quarter of 2006                          4.50 to 1.00
         Fourth Fiscal Quarter of 2006                         4.25 to 1.00

                  4. Representations and Warranties. Each of Holdings and the
Borrowers party hereto represents and warrants to the Administrative Agent and the Lenders that:

                  (a) this Amendment has been duly authorized, executed and
delivered by it and constitutes its legal, valid and binding obligation of each
Loan Party hereto, enforceable against such Loan Party in accordance with its terms;

                  (b) after giving effect to this Amendment, the representations and warranties set forth in Article III of the Credit Agreement are true and correct on and as of the date hereof with the same effect as if made on and as of the date hereof, except to the extent such representations and warranties expressly relate to an earlier date; and

                  (c) after giving effect to this Amendment, no Default or Event of Default shall have occurred and be continuing.

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                  5. Amendment fee. In consideration of the agreements of the
Required Lenders contained in this Amendment, the Parent Borrower agrees to pay to the Administrative Agent, for the account of each Lender that delivers an executed counterpart of this Amendment prior to 12:00 noon, New York City time, on December 21, 2004, an amendment fee (the "Amendment Fee") equal to 20 basis points on the aggregate amount of the Commitments and outstanding Term Loans of such Lender.

                  6. Conditions to Effectiveness. This Amendment shall become effective as of December 21, 2004 when (a) the Administrative Agent shall have received (i) counterparts of this Amendment that, when taken together, bear the signatures of each of Holdings, the Borrowers listed on Schedule 1 hereto and the Required Lenders and (ii) the Amendment Fee, (b) the representations and warranties set forth in Section 4 hereof are true and correct (as set forth on an officer's certificate delivered to the Administrative Agent) and (c) all fees and expenses required to be paid or reimbursed by the Borrowers pursuant hereto or otherwise, including all invoiced fees and expenses of counsel to the
Administrative Agent shall have been paid or reimbursed, as applicable.

                  7. Credit Agreement. Except as specifically amended hereby, the Credit Agreement shall continue in full force and effect in accordance with the provisions thereof as in existence on the date hereof.

                  8. APPLICABLE LAW. THIS AMENDMENT SHALL BE GOVERNED BY, AND
CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

                  9. Counterparts. This Amendment may be executed in two or more counterparts, each of which shall constitute an original but all of which when taken together shall constitute one contract. Delivery of an executed signature page of this Amendment by facsimile transmission shall be effective as delivery of a manually executed counterpart hereof.

                  10. Expenses. The Parent Borrower agrees to reimburse the
Administrative Agent for its out-of-pocket expenses in connection with this
Amendment, including the fees, charges and disbursements of Cravath, Swaine &
Moore LLP, counsel for the Administrative Agent.

                  11. Headings. The Section headings used herein are for
convenience of reference only, are not part of this Amendment and are not to affect the construction of, or to be taken into consideration in interpreting, this Amendment.

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   IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective authorized officers as of the day and year first written above.

                            TRIMAS CORPORATION,

                               by /s/ Benson K. Woo

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                            TRIMAS COMPANY LLC,

                              by /s/ Benson K. Woo

                                  ---------------------------------------------

                            THE SUBSIDIARIES LISTED ON SCHEDULE 1 HERETO,

                              by /s/ Benson K. Woo

                                  ---------------------------------------------

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